ALLEGIANT ADVANTAGE FUND

                         INSTITUTIONAL MONEY MARKET FUND


              Supplement dated February 7, 2008 to the Statement of
                 Additional Information dated October 1, 2007.

                   This Supplement provides new and additional
                    information beyond that contained in the
                 Statement of Additional Information and should
                  be read in conjunction with the Statement of
                             Additional Information.


EFFECTIVE FEBRUARY 7, 2008, THE INSTITUTIONAL MONEY MARKET FUND WILL NO LONGER BE PERMITTED TO ENTER INTO REVERSE REPURCHASE AGREEMENTS. AS A RESULT OF THIS CHANGE, THE SECTION ENTITLED "REVERSE REPURCHASE AGREEMENTS" ON PAGE 6 OF THE STATEMENT OF ADDITIONAL INFORMATION IS DELETED.

THE PHRASE "REVERSE REPURCHASE AGREEMENTS" IS DELETED FROM THE FIRST SENTENCE OF THE FIRST PARAGRAPH UNDER "MONEY MARKET INSTRUMENTS" ON PAGE 12 AND FROM THE LAST SENTENCE OF THE SECOND PARAGRAPH ON PAGE 38 OF THE STATEMENT OF ADDITIONAL INFORMATION.

THE FIRST SENTENCE OF PARAGRAPH NUMBER 6 UNDER THE HEADING "INVESTMENT LIMITATIONS" ON PAGE 17 OF THE STATEMENT OF ADDITIONAL INFORMATION IS DELETED AND REPLACED WITH THE FOLLOWING:

6. Purchase securities while its outstanding borrowings are in excess of 5% of its total assets.








          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE